                                                                    Exhibit 99.3


DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-1
                                                       ACCRUAL BASIS - UNAUDITED



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT
                        FOR THE MONTH ENDING MAY 1, 1999

============================================================================================
                                              Document          Previously       Explanation
     Required attachments                     Attached          Submitted        Attached

     1.  Tax Receipts                           ( )               ( )            (N/A)

     2.  Bank Statements                        (X)               ( )             ( )

     3.  Most recently filed                    ( )               (X)             ( )
         Income Tax Return

     4.  Most recent Annual Financial           ( )               (X)             ( )
         Statements prepared by accountant

     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

     RESPONSIBLE PARTY:

     /s/BETH A. SAVAGE                                  CHIEF FINANCIAL OFFICER
     ----------------------------------------           ------------------------
     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE


     BETH A. SAVAGE                                             8/26/99
     ---------------------------------------            ------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                           DATE


     PREPARER:

     /s/DONNA M. ZIANNI                                 ASSISTANT CONTROLLER
     ---------------------------------------            ------------------------
     ORIGINAL SIGNATURE OF PREPARER                              TITLE

     DONNA M. ZIANNI                                            8/26/99
     ---------------------------------------            ------------------------
     PRINTED NAME OF PREPARER                                    DATE


        All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-2
                                                       ACCRUAL BASIS - UNAUDITED



                            MONTHLY OPERATING REPORT
                        FOR THE MONTH ENDING MAY 1, 1999


                            COMPARATIVE BALANCE SHEET
                                   (UNAUDITED)

ASSETS                                                     FEB-99        MAR-99        APR-99
                                                         27-FEB-99     03-APR-99     01-MAY-99
                                                         ---------     ---------     ---------
1.   CASH                                                17,965,537    16,516,897    15,894,145
-----------------------------------------------------------------------------------------------
2.   ACCOUNTS RECEIVABLE                                  4,967,110     4,377,658     4,302,214
-----------------------------------------------------------------------------------------------
3.   INVENTORY                                                    0             0             0
-----------------------------------------------------------------------------------------------
4.   NOTES RECEIVABLE                                             0             0             0
-----------------------------------------------------------------------------------------------
5.   PREPAID EXPENSES                                       995,193       906,015       860,496
-----------------------------------------------------------------------------------------------
6.   OTHER (CREDIT CARD RESERVES)                         2,461,426     2,461,426     2,461,426
-----------------------------------------------------------------------------------------------
7.   TOTAL CURRENT ASSETS                                26,389,266    24,261,996    23,518,281
-----------------------------------------------------------------------------------------------
8.   PROPERTY, PLANT & EQUIPMENT, net                             0             0             0
-----------------------------------------------------------------------------------------------
9.   ASSETS HELD FOR SALE                                   532,147       272,845       272,845
-----------------------------------------------------------------------------------------------
10.  TOTAL PROPERTY, PLANT & EQUIP                         532,147       272,845       272,845
-----------------------------------------------------------------------------------------------
11.  DUE FROM AFFILIATES & INSIDERS                              0             0             0
-----------------------------------------------------------------------------------------------
12.  INTANGIBLES (ATTACH LIST)                                   0             0             0
-----------------------------------------------------------------------------------------------
13.  OTHER (PREPAID FINANCE FEES)                                0             0             0
-----------------------------------------------------------------------------------------------
14.  TOTAL ASSETS                                       26,921,413    24,534,841    23,791,126
-----------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------
15.  ACCOUNTS PAYABLE & ACCRUALS                         1,140,178     1,096,046     1,324,972
-----------------------------------------------------------------------------------------------
16.  TAXES PAYABLE                                          42,638             0             0
-----------------------------------------------------------------------------------------------
17.  NOTES PAYABLE                                               0             0             0
-----------------------------------------------------------------------------------------------
18.  PROFESSIONAL FEES                                   2,060,263     1,258,933       991,775
-----------------------------------------------------------------------------------------------
19.  SECURED DEBT                                                0             0             0
-----------------------------------------------------------------------------------------------
20.  DUE TO AFFILIATES & INSIDERS                                0             0             0
-----------------------------------------------------------------------------------------------
21.  OTHER - (DEFERRED REVENUE from Service Policies)            0             0             0
-----------------------------------------------------------------------------------------------
22.  TOTAL POSTPETITION
     LIABILITIES                                         3,243,079     2,354,979     2,316,747
-----------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------
23.  SECURED DEBT                                                0             0             0
-----------------------------------------------------------------------------------------------
24.  PRIORITY DEBT                                               0             0             0
-----------------------------------------------------------------------------------------------
25.  UNSECURED DEBT                                     57,722,151    57,477,939    57,469,414
-----------------------------------------------------------------------------------------------
26.  OTHER                                                       0             0             0
-----------------------------------------------------------------------------------------------
27.  TOTAL PREPETITION LIABILITIES                      57,722,151    57,477,939    57,469,414
-----------------------------------------------------------------------------------------------
28.  TOTAL LIABILITIES                                  60,965,230    59,832,918    59,786,161
-----------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------
29.  PREPETITION OWNERS' EQUITY                         (1,334,175)   (1,334,175)   (1,334,175)
-----------------------------------------------------------------------------------------------
30.  POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                (32,709,642)  (33,963,902)  (34,660,860)
-----------------------------------------------------------------------------------------------
31.  TOTAL EQUITY (DEFICIT)                            (34,043,817)  (35,298,077)  (35,995,035)
-----------------------------------------------------------------------------------------------
32.  TOTAL LIABILITIES &
     OWNERS' EQUITY                                     26,921,413    24,534,841    23,791,126
-----------------------------------------------------------------------------------------------

Notes for month ending May 1, 1999:
Item 5: Prepaids primarily consist of retainers for professional fees of $0.5 million.
Item 25: Consists of Accounts Payable, Accrued Liabilities and Customer
         Refunds.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-3
                                                       ACCRUAL BASIS - UNAUDITED



                            MONTHLY OPERATING REPORT
                        FOR THE MONTH ENDING MAY 1, 1999


                                INCOME STATEMENT
                                   (UNAUDITED)


ASSETS                                                      FEB-99        MAR-99        APR-99
                                                          27-FEB-99     03-APR-99     01-MAY-99
                                                          ---------     ---------     ---------
-----------------------------------------------------------------------------------------------
1.   GROSS REVENUES                                          (601)         19,447         4,998
-----------------------------------------------------------------------------------------------
2.   COST OF GOODS SOLD                                      21,565         5,427        35,739
-----------------------------------------------------------------------------------------------
3.   GROSS PROFIT                                           (22,166)       14,020       (30,741)
-----------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------
4.   Payroll                                                206,946       209,964       101,261
-----------------------------------------------------------------------------------------------
5.   Payroll Taxes                                           19,040        16,337         7,510
-----------------------------------------------------------------------------------------------
6.   Employee Benefits                                          156       (83,864)        5,046
-----------------------------------------------------------------------------------------------
7.   Depreciation and Amortization                                0             0             0
-----------------------------------------------------------------------------------------------
8.   Occupancy Costs                                        458,023       213,550       115,964
-----------------------------------------------------------------------------------------------
9.   Advertising                                             31,087             0             0
-----------------------------------------------------------------------------------------------
10.  Store Delivery                                         (4,337)            0             0
-----------------------------------------------------------------------------------------------
11.  Home Delivery                                               0             0             0
-----------------------------------------------------------------------------------------------
12.  Financing Costs                                       385,253           461             0
-----------------------------------------------------------------------------------------------
13.  Equipment Rental                                       71,497       192,955        23,002
-----------------------------------------------------------------------------------------------
14.  Outsource Services                                      4,483         1,042             0
-----------------------------------------------------------------------------------------------
15.  Taxes                                                       0             0             0
-----------------------------------------------------------------------------------------------
16.  Insurance                                              49,927        50,000        25,000
-----------------------------------------------------------------------------------------------
17.  Legal and Professional                                 49,639        13,706        34,626
-----------------------------------------------------------------------------------------------
18.  Impairment of Long-Lived Assets                             0             0             0
-----------------------------------------------------------------------------------------------
19.  Reversal of Restructuring Charge                            0             0             0
-----------------------------------------------------------------------------------------------
20.  Finance and other receivables write-off             1,649,752             0             0
-----------------------------------------------------------------------------------------------
21.  Other (Attach List)                                    38,470        13,341           469
-----------------------------------------------------------------------------------------------
22.  TOTAL OPERATING EXPENSES                            2,959,936       627,492       312,878
-----------------------------------------------------------------------------------------------
23.  OPERATING INCOME                                   (2,982,102)     (613,472)     (343,619)
-----------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------------
24.  OTHER INCOME - Interest                                     0             0             0
-----------------------------------------------------------------------------------------------
25.  OTHER EXPENSES (ATTACH LIST)                                0             0             0
-----------------------------------------------------------------------------------------------
26.  INTEREST EXPENSE                                        1,516             0        (1,516)
-----------------------------------------------------------------------------------------------
27.  OTHER - Loss (gain) on sale of assets               2,729,185        99,588          (630)
-----------------------------------------------------------------------------------------------
28.  NET OTHER INCOME & EXPENSES                         2,730,701        99,588        (2,146)
-----------------------------------------------------------------------------------------------
29.  LOSS BEFORE REORGANIZATION EXPENSES, TAXES
       AND EXTRAORDINARY ITEM                           (5,712,803)     (713,060)     (341,473)
-----------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------
30.  PROFESSIONAL FEES                                     650,229       605,419       389,865
-----------------------------------------------------------------------------------------------
31.  U.S. TRUSTEE FEES                                           0             0        20,500
-----------------------------------------------------------------------------------------------
32.  INTEREST INCOME                                       (59,589)      (64,219)      (58,460)
-----------------------------------------------------------------------------------------------
33.  OTHER (ATTACH LIST)                                         0             0         3,581
-----------------------------------------------------------------------------------------------
34.  TOTAL REORGANIZATION EXPENSES                         590,640       541,200       355,486
-----------------------------------------------------------------------------------------------
35.  INCOME TAX                                                  0             0             0
-----------------------------------------------------------------------------------------------
36.  LOSS BEFORE EXTRAORDINARY ITEM                     (6,303,443)   (1,254,260)     (696,959)
-----------------------------------------------------------------------------------------------
37.  EXTRAORDINARY LOSS - EARLY EXTINGUISHMENT
       OF DEBT                                          (1,568,358)            0             0
-----------------------------------------------------------------------------------------------
38.  EXTRAORDINARY GAIN - RECOGNITION OF
       DEFERRED SERVICE POLICY REVENUE                   5,003,228             0             0
-----------------------------------------------------------------------------------------------
39.  EXTRAORDINARY GAIN - ABANDONMENT OF PROPERTY
       UNDER CAPITAL LEASE AND REJECTION OF RELATED
       LEASE OBLIGATIONS
-----------------------------------------------------------------------------------------------
40.  NET LOSS                                           18,524,189    (1,254,260)     (696,959)
-----------------------------------------------------------------------------------------------

Notes for month ending May 1, 1999:

Item 21: Primarily consists of telephone, repairs/maintenance, supplies, employee expenses and bank fees.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-4
                                                       ACCRUAL BASIS - UNAUDITED



                            MONTHLY OPERATING REPORT
                        FOR THE MONTH ENDING MAY 1, 1999


---------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                    FEB-99           MAR-99            APR-99
DISBURSEMENTS                                      27-FEB-99        03-APR-99         01-MAY-99
---------------------------------------------------------------------------------------------------
1.   CASH-BEGINNING OF MONTH                       5,254,547.74     17,855,845.23     16,214,555.28
---------------------------------------------------------------------------------------------------
                                    RECEIPTS
---------------------------------------------------------------------------------------------------
2.   CASH SALES                                      586,949.52              0.00              0.00
---------------------------------------------------------------------------------------------------
3.   COLLECTION OF ACCOUNTS RECEIVABLE                     0.00              0.00              0.00
---------------------------------------------------------------------------------------------------
3a.  Liquidator reimbursement for expenses
       paid by Sun                                 1,025,637.44         99,054.85              0.00
---------------------------------------------------------------------------------------------------
4.   LOANS & ADVANCE                                       0.00              0.00              0.00
---------------------------------------------------------------------------------------------------
5.   SALE OF ASSETS                               20,266,134.34        220,285.70              0.00
---------------------------------------------------------------------------------------------------
6.   OTHER                                         1,180,254.04        389,922.84      1,066,552.03
---------------------------------------------------------------------------------------------------
7.   TOTAL RECEIPTS                               23,058,975.34        709,263.39      1,066,552.03
---------------------------------------------------------------------------------------------------
8.   TOTAL CASH AVAILABLE                         28,313,523.08     18,565,108.62     17,281,107.31
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------
                                                     27-FEB-99         03-APR-99          01-MAY-99
---------------------------------------------------------------------------------------------------
               PURPOSE                                AMOUNT             AMOUNT            AMOUNT
---------------------------------------------------------------------------------------------------
9.   BANK FEES AND DEBT PAYDOWN                    6,049,883.14          7,377.47              0.00
---------------------------------------------------------------------------------------------------
10.  ADVERTISING                                      79,008.20         27,829.86              0.00
---------------------------------------------------------------------------------------------------
11.  MERCHANDISE/PARTS                                45,284.72         10,497.88              0.00
---------------------------------------------------------------------------------------------------
12.  PAYROLL                                         243,658.73        174,283.79        107,553.72
---------------------------------------------------------------------------------------------------
13.  STORE RENT                                      646,106.86         63,529.66        119,380.10
---------------------------------------------------------------------------------------------------
14.  EQUIPMENT RENT                                   68,441.22        214,913.12         23,002.48
---------------------------------------------------------------------------------------------------
15.  CONSTRUCTION                                          0.00              0.00              0.00
---------------------------------------------------------------------------------------------------
16.  EMPLOYEE EXPENSES/UNIFORMS                        8,732.94         10,186.75          4,966.15
---------------------------------------------------------------------------------------------------
17.  FREIGHT/POSTAGE                                   2,140.20             20.18             18.00
---------------------------------------------------------------------------------------------------
18.  GASOLINE                                         32,200.24          2,637.43              0.00
---------------------------------------------------------------------------------------------------
19.  HOTEL/AIR FARE                                    2,853.79          5,289.00              0.00
---------------------------------------------------------------------------------------------------
20.  INSURANCE                                       198,455.98         97,814.80         55,831.95
---------------------------------------------------------------------------------------------------
21.  WORKERS COMPENSATION                             37,756.05         59,028.40         21,878.53
---------------------------------------------------------------------------------------------------
22.  401 K                                                 0.00              0.00          6,576.20
---------------------------------------------------------------------------------------------------
23.  MISCELLANEOUS                                    17,393.36              0.00          4,199.42
---------------------------------------------------------------------------------------------------
24.  GARNISHMENTS                                      1,986.01          1,302.50            497.54
---------------------------------------------------------------------------------------------------
25.  SUPPLIES/MAINTENANCE                             15,366.57         14,988.54            138.01
---------------------------------------------------------------------------------------------------
26.  CUSTOMER REFUNDS                                    534.97              0.00              0.00
---------------------------------------------------------------------------------------------------
27.  SECURITY                                          4,226.06          3,518.40              0.00
---------------------------------------------------------------------------------------------------
28.  TAXES                                           488,876.84         45,405.57          3,507.91
---------------------------------------------------------------------------------------------------
29.  TEMPORARY HELP SERVICES                           6,749.32          5,782.93            778.50
---------------------------------------------------------------------------------------------------
30.  UTILITIES                                       208,877.36         97,786.76         17,571.30
---------------------------------------------------------------------------------------------------
31.  WASTE REMOVAL                                     2,642.12          6,855.00          4,460.00
---------------------------------------------------------------------------------------------------
32.  CONSULTING                                       33,279.69         11,269.46         28,942.00
---------------------------------------------------------------------------------------------------
33.  THIRD PARTY SERVICERS                                 0.00              0.00              0.00
---------------------------------------------------------------------------------------------------
34.  PETTY CASH                                            0.00              0.00              0.00
---------------------------------------------------------------------------------------------------
35.  REBATES                                               0.00              0.00              0.00
---------------------------------------------------------------------------------------------------
36.  WARRANTY SERVICER                                     0.00            253.00         35,559.70
---------------------------------------------------------------------------------------------------
37.  Reimbursement to liquidators for
       sales at closing stores                     2,578,106.25              0.00              0.00
---------------------------------------------------------------------------------------------------
38.  U.S. TRUSTEE FEES                                     0.00              0.00         20,500.00
---------------------------------------------------------------------------------------------------
39.  PROFESSIONAL FEES                               392,745.92      1,424,917.97        641,406.24
---------------------------------------------------------------------------------------------------
40.  TOTAL DISBURSEMENTS                          11,165,306.54      2,285,488.47      1,096,767.75
---------------------------------------------------------------------------------------------------
41.  END OF MONTH BALANCE                         17,855,845.23     16,214,555.28     16,303,341.73
---------------------------------------------------------------------------------------------------

Items 1 & 41:  Beginning and Ending Cash balances reflect balances per bank statements.

Item 6: Consists of $700,000 of credit card receipts previously held in suspense and received from BankBoston and various corporate deposits, including $152,000 sales tax refund and $77,000 insurance reimbursement.

Items 9 - 40:  Disbursements reflect wire and/or ACH transfers and checks written during the period April 4, 1999 through May 1, 1999.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-5
                                                       ACCRUAL BASIS - UNAUDITED



                            MONTHLY OPERATING REPORT
                        FOR THE MONTH ENDING MAY 1, 1999


ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
                       0 - 30 days old                              0.00
                       ---------------------------------------------------------
                       31 - 60 days old                             0.00
                       ---------------------------------------------------------
                       61 - 90 days old                             0.00
                       ---------------------------------------------------------
                       91+ days old                         7,167,967.96
                       ---------------------------------------------------------
                       TOTAL ACCOUNTS RECEIVABLE            7,167,967.96
                       ---------------------------------------------------------
                       AMOUNTS CONSIDERED UNCOLLECTIBLE    (3,419,389.27)
                       ---------------------------------------------------------
                       ACCOUNTS RECEIVABLE (NET)            3,748,578.69
--------------------------------------------------------------------------------

-----------------------------------------------
AGING OF POST PETITION TAXES AND PAYABLES
--------------------------------------------------------------------------------
                0-30         31-60       61-90       91+
                DAYS         DAYS        DAYS        DAYS           TOTAL
--------------------------------------------------------------------------------
ACCOUNTS
  PAYABLE (A)   936,747.00   60,000.00   120,000.00  1,200,000.00   2,316,747.00
--------------------------------------------------------------------------------

Note A:  Sun's Accounts Payable system does not age the A/P;
         above aging represents estimate based on review of the accounts payable detail.

-----------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES
-----------------------------------------------------------------------------------------
                         BEGINNING     WITHHELD                  ENDING
                            TAX         AND/OR     AMOUNT          TAX         DELINQUENT
                         LIABILITY*     ACCRUED     PAID        LIABILITY         TAXES
-----------------------------------------------------------------------------------------
FEDERAL
-----------------------------------------------------------------------------------------
WITHHOLDING**              0.00       18,372.20   18,372.20       0.00
-----------------------------------------------------------------------------------------
FICA-EMPLOYEE**            0.00        6,859.23    6,859.23       0.00
-----------------------------------------------------------------------------------------
FICA-EMPLOYER**            0.00        6,859.22    6,859.22       0.00
-----------------------------------------------------------------------------------------
UNEMPLOYMENT               0.00          139.36      139.36       0.00
-----------------------------------------------------------------------------------------
INCOME                     0.00            0.00        0.00       0.00
-----------------------------------------------------------------------------------------
OTHER (ATTACH LIST)        0.00            0.00        0.00       0.00
-----------------------------------------------------------------------------------------
TOTAL FEDERAL TAXES        0.00       32,230.01   32,230.01       0.00            0.00
-----------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------
WITHHOLDING                0.00        6,250.31    6,250.31       0.00
-----------------------------------------------------------------------------------------
SALES AND USE              0.00            0.00        0.00       0.00
-----------------------------------------------------------------------------------------
EXCISE                     0.00            0.00        0.00       0.00
-----------------------------------------------------------------------------------------
MERCANTILE             7,845.53            0.00    3,507.91   4,337.62
-----------------------------------------------------------------------------------------
UNEMPLOYMENT               0.00          346.01      346.01       0.00
-----------------------------------------------------------------------------------------
REAL PROPERTY              0.00            0.00        0.00       0.00
-----------------------------------------------------------------------------------------
PERSONAL PROPERTY          0.00            0.00        0.00       0.00
-----------------------------------------------------------------------------------------
PENNSYLVANIA OCCUPATIONAL  0.00            0.00        0.00       0.00
-----------------------------------------------------------------------------------------
NEW YORK DISABILITY        0.00            0.00        0.00       0.00
-----------------------------------------------------------------------------------------
OTHER (ATTACH LIST)        0.00            0.00        0.00       0.00
-----------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL  7,845.53        6,596.32   10,104.23    4,337.62           0.00
-----------------------------------------------------------------------------------------
TOTAL TAXES            7,845.53       38,826.33   42,334.24    4,337.62           0.00
-----------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-6
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                        FOR THE MONTH ENDING MAY 1, 1999


THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------
BANK RECONCILIATION
                                   ACCOUNT #1             ACCOUNT #2             ACCOUNT #3
-------------------------------------------------------------------------------------------------------------------
A.  BANK:                        See note below
-----------------------------------------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                                                                                           TOTAL
-----------------------------------------------------------------------------------------------------------
C.  PURPOSE (TYPE):
-----------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT
-----------------------------------------------------------------------------------------------------------
2.  ADD:  TOTAL DEPOSITS NOT CREDITED
-----------------------------------------------------------------------------------------------------------
3.  SUBTRACT:  OUTSTANDING CHECKS
-----------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS
-----------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
-----------------------------------------------------------------------------------------------------------

Note: Bank Reconciliations for April 1999, copies of bank statements as of the end of April for all bank accounts, and a summary of the activity in each account are included with this MOR. See MOR-6 supporting schedules.

--------------------------------
INVESTMENT ACCOUNTS
--------------------------------

                                         DATE OF           TYPE OF           PURCHASE          CURRENT
BANK ACCOUNT NAME & NUMBER               PURCHASE        INSTRUMENT            PRICE            VALUE
-----------------------------------------------------------------------------------------------------------
7.   NatCity Investments - 509394078     12/31/98     Govt Money Market    1,214,498.85     1,214,498.85
-----------------------------------------------------------------------------------------------------------
8.   NatCity Investments - 509394035     12/31/98     Govt Money Market   14,877,810.73    14,877,810.73
-----------------------------------------------------------------------------------------------------------
9.
-----------------------------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                    16,092,309.58    16,092,309.58
-----------------------------------------------------------------------------------------------------------

--------------------------------
CASH
--------------------------------
12.  CURRENCY ON HAND - per the Company's Bank Statements                                     211,032.15
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
13.  TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)                                  16,303,341.73
-----------------------------------------------------------------------------------------------------------

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-7
                                                       ACCRUAL BASIS - UNAUDITED



                            MONTHLY OPERATING REPORT
                        FOR THE MONTH ENDING MAY 1, 1999


--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------------------------------------------------
                             INSIDERS
--------------------------------------------------------------------------------                             CUMULATIVE
                                                                    TYPE OF         AMOUNT                     UNPAID
        NAME                       POSITION                         PAYMENT          PAID                      BALANCE
--------------------------------------------------------------------------------------------------------------------------
1.   BETH SAVAGE                   CFO, Treasurer & Secretary       salary          $12,307.70                 $0.00
--------------------------------------------------------------------------------------------------------------------------
                                                                    bonus                $0.00
--------------------------------------------------------------------------------------------------------------------------
                                                                    expenses             $0.00
--------------------------------------------------------------------------------------------------------------------------
2.   JIM ROMERO                    VP Operations                    salary          $11,230.76                 $0.00
--------------------------------------------------------------------------------------------------------------------------
                                                                    bonus                $0.00
--------------------------------------------------------------------------------------------------------------------------
                                                                    expenses             $0.00
--------------------------------------------------------------------------------------------------------------------------
3.   JAMES MORAN                   President                        expenses         $4,696.76
--------------------------------------------------------------------------------------------------------------------------
4.   TOTAL PAYMENTS TO INSIDERS                                                     $28,235.22                 $0.00
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                  PROFESSIONALS
--------------------------------------------------------------------------------------------------------------------------
                                                   TYPE        DATE OF COURT
                                                    OF       ORDER AUTHORIZING     AMOUNT            AMOUNT     TOTAL PAID
                          NAME                 PROFESSIONAL       PAYMENT          APPROVED           PAID        TO DATE
--------------------------------------------------------------------------------------------------------------------------
1. Kirkland & Ellis                                Attorney       09/16/98              0.00          0.00      402,044.85
--------------------------------------------------------------------------------------------------------------------------
2. Business Regeneration Services                 Accountant      09/16/98        183,872.52     183,872.52     713,746.50
--------------------------------------------------------------------------------------------------------------------------
3. KPMG Peat Marwick LLP                          Accountant      09/16/98              0.00           0.00      90,847.00
--------------------------------------------------------------------------------------------------------------------------
4. Otterbourg, Steindler, Houston &                Attorney       09/16/98         26,826.20      26,826.20     430,447.62
--------------------------------------------------------------------------------------------------------------------------
5. Porter, Wright, Morris & Arthur                 Attorney       09/16/98          9,178.30       9,178.30      93,988.09
--------------------------------------------------------------------------------------------------------------------------
6. Young, Conaway, Stargatt &                      Attorney       09/16/98              0.00           0.00     190,944.05
--------------------------------------------------------------------------------------------------------------------------
7. Donlin, Recano & Company, Inc.              Claims Consultant  09/16/98        167,417.88     167,417.88     345,890.91
--------------------------------------------------------------------------------------------------------------------------
8. Ernst & Young LLP                              Accountant      09/16/98         27,393.20      27,393.20     385,760.40
--------------------------------------------------------------------------------------------------------------------------
9. D.G. Hart Associates, Inc.                     Consultant      11/10/98         57,358.65      57,358.65     104,441.77
--------------------------------------------------------------------------------------------------------------------------
10. Pepper Hamilton LLP                            Attorney       11/05/98          7,210.54       7,210.54      18,051.19
--------------------------------------------------------------------------------------------------------------------------
11. Milbank, Tweed, Hadley & McCloy                Attorney       11/23/98        153,564.38     153,564.38     583,244.77
--------------------------------------------------------------------------------------------------------------------------
12. TOTAL PAYMENTS TO PROFESSIONALS                                               632,821.67     632,821.67   3,359,407.15
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------------------------------------------------
                                                       SCHEDULED            AMOUNTS
                                                        MONTHLY              PAID                TOTAL
                                                       PAYMENTS             DURING               UNPAID
NAME OF CREDITOR                                         DUE                 MONTH            POSTPETITION
--------------------------------------------------------------------------------------------------------------------------
1.   BankBoston Retail Finance, Inc. Term Loan      Interest due the         0.00              None
                                                    first day of each
                                                    month
--------------------------------------------------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------------------------------------------------
6.  TOTAL                                                                    0.00
--------------------------------------------------------------------------------------------------------------------------

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-8
                                                       ACCRUAL BASIS - UNAUDITED



                            MONTHLY OPERATING REPORT
                        FOR THE MONTH ENDING MAY 1, 1999

---------------------------------------------------------------------------------------------------------------------
QUESTIONNAIRE                                                                                    YES           NO
---------------------------------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
    THIS REPORTING PERIOD?                                                                                     X
---------------------------------------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
    ACCOUNT?                                                                                                   X
---------------------------------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                     X
---------------------------------------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                              X
---------------------------------------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                    X
---------------------------------------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                               X
---------------------------------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                               X
---------------------------------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                           X
---------------------------------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                 X
---------------------------------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                 X
---------------------------------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                          X
---------------------------------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                            X
---------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item #2 - In accordance with a first day motion approved by the
          Bankruptcy Court, Sun Television's existing pre-petition
--------------------------------------------------------------------------------
          bank accounts are Debtor-in-Possession bank accounts.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
INSURANCE                                                                            YES           NO
---------------------------------------------------------------------------------------------------------------------
1.  ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                                         X
---------------------------------------------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                           X
---------------------------------------------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.                                                   X
---------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item 2: Note that approximately $10,000 in General Liability insurance premium related to several new stores opened during fiscal 1999 were NOT billed to the Company until subsequent to the Petition Date and are therefore included as a Pre-petition debt.
--------------------------------------------------------------------------------


                               INSURANCE POLICIES
        TYPE OF                                                                                  PAYMENT AMOUNT
        POLICY                         CARRIER                  PERIOD COVERED                     & FREQUENCY
--------------------------------------------------------------------------------------------------------------------
Commercial Property & Casualty         C N A                    10/1/98 through 9/30/99      -$287,100 paid 10/1/98
--------------------------------------------------------------------------------------------------------------------
Directors & Officers Liability         Genesis Insurance Co.    7/21/98 through 7/21/99      -$199,000 paid in full
--------------------------------------------------------------------------------------------------------------------
                                                                                             7/27/98
--------------------------------------------------------------------------------------------------------------------
Workers Compensation                   Various State Funds      11/19/98 through final       -$113,740 paid 11/13/98
                                                                store closing date in
                                                                various states (A)
--------------------------------------------------------------------------------------------------------------------

Note A: Sun applied for state fund coverage in Pennsylvania, Indiana, Virginia, New York and Kentucky. No coverage was necessary for Tennessee as final store closed in that state on November 8, 1998. Sun was required to apply for State Fund coverage for WC due to the EBI Companies denying coverage after the 30 day extension period. Sun is still self-insured in Ohio. As of the end of April, final audits were completed for Pennsylvania, Indiana, Virginia and Kentucky, and were in process for New York, to determine any required premium adjustments and close the accounts.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-9
                                                       ACCRUAL BASIS - UNAUDITED



                            MONTHLY OPERATING REPORT
                        FOR THE MONTH ENDING MAY 1, 1999

------------------------------------------------------------------------------------------------------------------------
                                    PERSONNEL
------------------------------------------------------------------------------------------------------------------------
                                                                       FULL TIME            PART TIME            TOTAL
------------------------------------------------------------------------------------------------------------------------
1.  Total number of employees at beginning of period                       26                   0                  26
------------------------------------------------------------------------------------------------------------------------
2.  Number of employees hired during the period                             0                   0                   0
------------------------------------------------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period           (1)                  0                  (1)
------------------------------------------------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period                  25                   0                  25
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                CHANGE OF ADDRESS
--------------------------------------------------------------------------------
If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE:
                ----------------N/A-----------------

NEW ADDRESS: ----------------N/A-------------------------

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                      APRIL 1999 MONTHLY OPERATING REPORT






                         SUPPORTING SCHEDULES FOR MOR-4


                       SUMMARY OF BANK STATEMENT ACTIVITY

DEBTOR:
 SUN TELEVISION AND APPLIANCES, INC.                           CASE NO. 98-02107
                           MOR-4 SUPPORTING SCHEDULE                AND 98-02109
 SUN TV AND APPLIANCES, INC.                                JOINTLY ADMINISTERED


BANK                                    BANKBOSTON          NATIONAL CITY    NATIONAL CITY  NATIONAL CITY  NATIONAL CITY  HUNTINGTON
                                                                                                                          NAT'L
ACCOUNT NAME                            BRF, INC. FOR
                                        PROCEEDS FROM                        WORKERS                       PROFESSIONAL   OLD
                                        SUN TV &                             COMPENSATION   PAYROLL        FEES           PAYROLL
                                        APPLIANCES          CONCENTRATION

ACCOUNT NUMBER                          804-81979           394035037        3941035053     394035045      394078205     01891448090
------------------------------------------------------------------------------------------------------------------------------------
BALANCE 4/3/99                               (6,233.32)     152,886.20       33,687.30      35,422.99      1,000.00      202,472.48


MISCELLANEOUS CORPORATE DEPOSITS                            366,082.03
TRANSFERS FROM SMALL BANKS
CREDIT CARD DEPOSITS, NET                    (1,977.08)
TRANSFERS TO/FROM BANKBOSTON A/C 898-28038    7,156.50      700,470.00
WIRE TSF TO SUN TV CONCENTRATION ACCOUNT                    202,472.46
WIRE TSF TO VENDORS                                        (203,273.16)                                                 (202,472.48)
WIRE TSF TO NCB A/CS - P/R, W/C,                           (120,985.99)      14,863.38     106,122.61
  HEALTH INS, PROF FEES
WIRE TSF FROM/TO SUN TV SEI                                (300,000.00)
  INVESTMENT FUND
CHECKS PAID                                                (642,174.53)     (26,053.60)    (34,392.74)
WIRES OUT - DIRECT DEP. & P/R TAX                                                          (73,701.10)
NSF CHECKS                                                     (141.12)
BANK/CREDIT CARD FEES                          (632.20)        (989.37)


                                            -------------------------------------------------------------------------------------
BALANCE 5/1/99                               (1,686.10)     154,346.54       22,497.08      33,451.76      1,000.00
                                            -------------------------------------------------------------------------------------


Beginning of month balance -                419,235.65
  above accounts
Beginning of month balance -                  3,010.05
  small banks                               ----------
Beginning of month balance -                422,245.70
  all accounts                              ==========


End of month balance - above accounts       209,609.28
End of month balance - small banks            1,422.87
                                            ----------
End of month balance - all accounts         211,032.15
                                            ==========

DEBTOR:
 SUN TELEVISION AND APPLIANCES, INC.                           CASE NO. 98-02107
                           MOR-4 SUPPORTING SCHEDULE                AND 98-02109
 SUN TV AND APPLIANCES, INC.                                JOINTLY ADMINISTERED


                                                  BALANCE      TOTAL                                          BALANCE
STORE #  NAME        BANK           ACCOUNT       3/31/99     CREDITS     NSF CKS   BANK FEES    TRANSFERS    4/30/99
-------------------------------------------------------------------------------------------------------------------------

217      FINDLAY   OHIO BANK        7067480     $ 1,428.13   $    --     $    --    $ (5.26)   $      --      $ 1,422.87
242      BECKLEY   BANK ONE WEST    625599303     1,581.92                                       (1,581.92)

                                                -------------------------------------------------------------------------
                             GRAND TOTALS       $ 3,010.05   $    --     $    --    $ (5.26)   $ (1,581.92)   $ 1,422.87
                                                =========================================================================

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                      APRIL 1999 MONTHLY OPERATING REPORT




                         SUPPORTING SCHEDULES FOR MOR-4


                    DETAIL LISTING OF ACH AND WIRE TRANSFERS

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                              DEBTORS IN POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                        FOR THE MONTH ENDING MAY 1, 1999
            (COVERING THE PERIOD APRIL 4, 1999 THROUGH MAY 1, 1999)

                            MOR-4 SUPPORTING SCHEDULE

                 SUMMARY OF ACH AND WIRE TRANSFERS DURING PERIOD

  Type             Date        Vendor                            Amount                ACH/Wire
  ----             ----        ------                            ------                --------
Insurance      4/9/99      Medical Mutual                           17,011.77            Wire
Insurance      4/16/99     Medical Mutual                           10,460.78            Wire
Insurance      4/23/99     Medical Mutual                           11,908.29            Wire
Insurance      4/30/99     Medical Mutual                            3,584.59            Wire
                                                         --------------------
                                         Total Insurance            42,965.43
                                                         --------------------

Payroll        4/8/99      ADP                                      49,816.58            ACH
Payroll        4/23/99     ADP                                      56,306.03            ACH
                                                         --------------------
                                           Total Payroll           106,122.61
                                                         --------------------

Professional   4/12/99     Business Regeneration          $         67,918.23            Wire
Professional   3/8/99      Business Regeneration          $         92,389.50            Wire
                                                         --------------------
                                      Total Professional           160,307.73
                                                         --------------------

Workers Comp   4/13/99     M&N Risk Management            $          3,554.07            ACH
Workers Comp   4/14/99     M&N Risk Management            $          2,000.00            ACH
Workers Comp   4/23/99     M&N Risk Management            $          9,309.31            ACH
                                                         --------------------
                              Total Workers Compensation            14,863.38
                                                         --------------------


                      TOTAL WIRE AND ACH TRANSFERS                 324,259.15
                                                         ====================

                                     1 of 1

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                      APRIL 1999 MONTHLY OPERATING REPORT




                         SUPPORTING SCHEDULES FOR MOR-4


                        DETAIL LISTING OF CHECKS WRITTEN

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             (DEBTORS-IN-POSSESSION)
                          CASE NO. 98-2107 AND 98-2109
                           MOR-4 SUPPORTING SCHEDULE

           POST-PETITION CHECKS FOR THE PERIOD 4/4/99 THROUGH 5/1/99
                  (ASSOCIATE PAYROLL CHECKS ARE NOT INCLUDED)

------------------------
       CHECK DATE
------------------------
YEAR     MON      DAY     CHECK#      PAYEE                                 TYPE                AMOUNT
----------------------------------------------------------------------------------------------------------
 99       4       9      713458       MERRILL LYNCH (401K)            401K Administration       6,576.20
----------------------------------------------------------------------------------------------------------
                                        401K Administration                                     6,576.20
----------------------------------------------------------------------------------------------------------
 99       4      21      713500       MAPSYS INC                      Consulting                3,806.00
 99       4      30      713526       MAPSYS INC                      Consulting                3,806.00
 99       4       5      713429       OPEN TECHNOLOGY GROUP INC       Consulting               10,402.50
 99       4      13      713473       OPEN TECHNOLOGY GROUP INC       Consulting               10,927.50
----------------------------------------------------------------------------------------------------------
                                           Consulting                                          28,942.00
----------------------------------------------------------------------------------------------------------
 99       4      28      713518       MID-WEST INDUSTRIES INC         Contract Labor              778.50
----------------------------------------------------------------------------------------------------------
                                           Contract Labor                                         778.50
----------------------------------------------------------------------------------------------------------
 99       4      12      713467       JAMES MORAN                     Employee Expense          1,557.62
 99       4      21      713499       JAMES MORAN                     Employee Expense          3,139.14
 99       4      13      713475       PETER BARKER                    Employee Expense            120.59
 99       4       5      713434       ROBERT ALTMAN                   Employee Expense             68.00
 99       4       6      713446       SANDRA WEBB                     Employee Expense             25.62
 99       4       6      713447       SANDRA WEBB                     Employee Expense             25.66
 99       4      21      713501       SANDY WEBB                      Employee Expense             25.32
 99       4      15      713479       TERRY MILLER                    Employee Expense              4.20
----------------------------------------------------------------------------------------------------------
                                            Employee Expense                                    4,966.15
----------------------------------------------------------------------------------------------------------
 99       4      30      713524       AMERITECH CREDIT CORPORATION    Equipment Rental         18,715.37
 99       4      19      713484       EUROPEAN AMERICAN BANK          Equipment Rental          4,287.11
----------------------------------------------------------------------------------------------------------
                                            Equipment Rental                                   23,002.48
----------------------------------------------------------------------------------------------------------
 99       4       9      713454       CHAPTER 13 TRUSTEE              Garnishment                 154.62
 99       4      22      713507       CHAPTER 13 TRUSTEE              Garnishment                 154.62
 99       4       9      713455       PHEAA                           Garnishment                  94.15
 99       4      22      713508       PHEAA                           Garnishment                  94.15
----------------------------------------------------------------------------------------------------------
                                            Garnishment                                           497.54
----------------------------------------------------------------------------------------------------------
 99       4       9      713452       THE BENEFITS GROUP              Insurance                12,866.52
----------------------------------------------------------------------------------------------------------
                                            Insurance                                          12,866.52
----------------------------------------------------------------------------------------------------------
 99       4      12      713471       CARL ZIPF LOCK SHOP INC         Maintenance                 138.01
----------------------------------------------------------------------------------------------------------
                                            Maintenance                                           138.01
----------------------------------------------------------------------------------------------------------
 99       4      28      713514       CITY OF BARBOURSVILLE           Mercantile Tax               71.03
 99       4      28      713517       CITY OF BECKLEY                 Mercantile Tax               21.29
 99       4      28      713516       CITY OF CHARLESTON              Mercantile Tax            2,280.49
 99       4      28      713515       CITY OF PARKERSBURG             Mercantile Tax               55.58
 99       4      12      713468       SPECIAL TAX COLLECTOR           Mercantile Tax            1,079.52
----------------------------------------------------------------------------------------------------------
                                            Mercantile Tax                                      3,507.91
----------------------------------------------------------------------------------------------------------
 99       4       5      713431       NATIONAL ARCHIVAL SERVICES LTD  Miscellaneous             3,580.67
 99       4      30      713527       PR NEWSWIRE                     Miscellaneous               588.75
 99       4      23      713510       QUIKPRO COURIER                 Miscellaneous                30.00
----------------------------------------------------------------------------------------------------------
                                            Miscellaneous                                       4,199.42
----------------------------------------------------------------------------------------------------------
 99       4       9      713449       AUTOMATIC DATA PROCESSING       Payroll                      72.67
 99       4      12      713462       AUTOMATIC DATA PROCESSING       Payroll                     278.38
 99       4      22      713503       AUTOMATIC DATA PROCESSING       Payroll                     204.20
 99       4      28      713513       AUTOMATIC DATA PROCESSING       Payroll                     734.41
----------------------------------------------------------------------------------------------------------
                                            Payroll                                             1,289.66
----------------------------------------------------------------------------------------------------------
 99       4       5      713437       WV BUREAU OF EMPLOYMENT PROG    Payroll Tax                 141.45
----------------------------------------------------------------------------------------------------------
                                            Payroll Tax                                           141.45
----------------------------------------------------------------------------------------------------------
 99       4      13      713476       FEDERAL EXPRESS                 Postage                      18.00
----------------------------------------------------------------------------------------------------------
                                            Postage                                                18.00
----------------------------------------------------------------------------------------------------------
 99       4      29      713522       BTS,LLC                         Professional             23,564.79
 99       4       6      713442       D.G. HART ASSOCIATES INC.       Professional             57,358.65
 99       4       5      713430       DONLIN RECANO & COMPANY, INC.   Professional            167,417.88
 99       4      12      713466       ERNST & YOUNG LLP               Professional             27,393.20

                                                                          1 of 2

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             (DEBTORS-IN-POSSESSION)
                          CASE NO. 98-2107 AND 98-2109
                           MOR-4 SUPPORTING SCHEDULE

           POST-PETITION CHECKS FOR THE PERIOD 4/4/99 THROUGH 5/1/99
                  (ASSOCIATE PAYROLL CHECKS ARE NOT INCLUDED)


 99       4      12      713469       MILBANK,TWEED,HADLEY & MCCLOY   Professional            153,564.38
 99       4      12      713465       OTTERBOURG,STEINDLER,HOUSTON &  Professional             26,826.20
 99       4      15      713478       PEPPER HAMILTON LLP             Professional              2,222.09
 99       4      30      713525       PEPPER HAMILTON LLP             Professional              4,988.45
 99       4       9      713460       PORTER WRIGHT MORRIS & ARTHUR   Professional              9,178.30
 99       4      21      713498       THE HAUSMAN COMPANIES           Professional              8,584.57
----------------------------------------------------------------------------------------------------------
                                        Professional                                          481,098.51
----------------------------------------------------------------------------------------------------------
 99       4       9      713457       BENEDICT P MIRALIA, TRUSTEE         Rent                 46,039.73
 99       4       5      713428       HUNTINGTON MALL                     Rent                 11,419.40
 99       4       9      713450       SYMS CORP                           Rent                 31,622.64
 99       4       5      713432       TRI STATE PLAZA PARTNERSHIP LP      Rent                 15,036.58
 99       4       5      713433       WAL MART STORES INC                 Rent                 15,261.75
----------------------------------------------------------------------------------------------------------
                                             Rent                                             119,380.10
----------------------------------------------------------------------------------------------------------
 99       4       5      713435       PERMA-FIX OF DAYTON, INC.           Trash Removal         4,460.00
----------------------------------------------------------------------------------------------------------
                                        Trash Removal                                           4,460.00
----------------------------------------------------------------------------------------------------------
 99       4      16      713481       U.S. TRUSTEE                        U.S. Trustee Fees    10,500.00
 99       4      19      713483       U.S. TRUSTEE                        U.S. Trustee Fees    10,000.00
----------------------------------------------------------------------------------------------------------
                                        U.S. Trustee Fees                                      20,500.00
----------------------------------------------------------------------------------------------------------
 99       4      20      713486       AMERICAN ELECTRIC POWER             Utilities             2,281.43
 99       4      20      713494       AMERICAN ELECTRIC POWER             Utilities             3,371.51
 99       4       6      713445       AMERITECH                           Utilities               220.11
 99       4      20      713487       BECKLEY WATER COMPANY               Utilities                53.15
 99       4       6      713444       BELL ATLANTIC/NYNEX                 Utilities                90.67
 99       4      12      713463       BELMONT CNTY SNTRY SWR DSTRCT       Utilities               105.80
 99       4      20      713491       CINCINNATI WATER WORKS              Utilities               259.60
 99       4      20      713490       CITY OF HAMILTON-UTILITIES          Utilities             1,395.36
 99       4      12      713464       CITY OF ZANESVILLE UTILITIES        Utilities                37.33
 99       4      20      713492       CLERMONT COUNTY SEWR DISTRICT       Utilities               283.12
 99       4      22      713504       COLUMBUS CITY TREASURER             Utilities               351.55
 99       4      22      713505       EAST OHIO GAS CO                    Utilities               186.87
 99       4      21      713497       LANCASTER UTILITIES COLLECTION      Utilities                64.53
 99       4      20      713493       MOUNTAINEER GAS                     Utilities             4,029.33
 99       4      20      713488       NORTH BECKLEY PUBLIC SERVICE        Utilities                60.72
 99       4       6      713443       NORTH PITTSBURGH TELEPHONE CO       Utilities               561.81
 99       4      20      713489       SANITATION DISTRICT NO 1            Utilities                39.46
 99       4      20      713495       THE U.L.H.&P. CO.                   Utilities             4,070.19
 99       4      23      713511       WV-AMERICAN WATER CO                Utilities               108.76
----------------------------------------------------------------------------------------------------------
                                        Utilities                                              17,571.30
----------------------------------------------------------------------------------------------------------
 99       4       6      713441       VAC SERVICE CORP                    Warranty             35,133.30
 99       4      13      713474       VAC SERVICE CORP                    Warranty                426.40
----------------------------------------------------------------------------------------------------------
                                        Warranty                                               35,559.70
----------------------------------------------------------------------------------------------------------
 99       4       9      713451       THE PMA GROUP                       Workers' Comp         7,015.15
----------------------------------------------------------------------------------------------------------
                                   Workers' Compensation                                        7,015.15
----------------------------------------------------------------------------------------------------------
                                                         TOTAL POST-PETITION CHECKS SENT    $ 772,508.60

                                                                             TOTAL VOIDS        1,796.00

                                                          TOTAL POST-PETITION CHECKS CUT    $ 774,304.60

                                                                          2 of 2

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                      APRIL 1999 MONTHLY OPERATING REPORT


                         SUPORTING SCHEDULES FOR MOR-5


                                 PAYROLL TAXES

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                             (DEBTORS-IN-POSSESSION)
                          CASE NO. 98-2107 AND 98-2109
                            MOR-5 SUPPORTING SCHEDULE

                PAYROLL TAXES PAYMENT - SUPPORTING DOCUMENTATION

                        FOR THE MONTH ENDING MAY 1, 1999


                    Deposit            Federal                Employee               Employer
                      Date           Income Tax               FICA Tax               FICA Tax                 Totals
              -----------------  ------------------      -----------------      -----------------       -----------------

                   13-Apr-99          $14,016.12              $3,206.15              $3,206.13              $20,428.40

                   27-Apr-99          $10,768.36              $3,653.08              $3,653.09              $18,074.53
                                   -------------            -----------            -----------            ------------
                                      $24,784.48              $6,859.23              $6,859.22              $32,090.93
                                   =============            ===========            ===========            ============

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                      APRIL 1999 MONTHLY OPERATING REPORT


                         SUPPORTING SCHEDULES FOR MOR-6

                              BANK RECONCILIATIONS

DEBTOR:                                                  MOR-6 SUPPORTING SCHEDULE                                 CASE NO. 98-02107
SUN TELEVISION AND APPLIANCES, INC.                      APRIL BANK RECONCILIATIONS                                     AND 98-02109
SUN TV AND APPLIANCES, INC.                                                                                     JOINTLY ADMINISTERED



A. BANK:                                      THE OHIO BANK              BANKBOSTON              NATIONAL CITY       NATIONAL CITY
B. ACCOUNT NUMBER:                               7067480                  804-81979                 394035037         3941035053
C. PURPOSE (TYPE):                            STORE DEPOSITS            BBRF PROCEEDS            CONCENTRATION       WORKERS COMP

1. BALANCE PER BANK STATEMENT                       1,422.87                 (1,686.10)              154,346.54          22,497.08
2. ADD: TOTAL DEPOSITS NOT CREDITED                     -                         -                    4,349.98               -
3. ADD: OUTSTANDING WIRE TRANSFERS                      -                         -                        -                  -
4. SUBTRACT: OUTSTANDING CHECKS               N/A                       N/A                         (363,449.43)         (3,418.27)
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS                 -                         -                        -                  -
6. OTHER RECONCILING ITEMS                              -                     1,686.10                   585.87               -
7. ADJUSTED BANK BALANCE                            1,422.87                      -                 (204,167.04)         19,078.81

8. MONTH END BALANCE PER BOOKS                      1,422.87                      -                 (199,875.45)         22,626.92
9. LESS: NSF CHECKS                                     -                         -                        -                  -
10. LESS: BANK/CREDIT CARD FEES                         -                         -                        -                  -
11. ADD/(LESS): DEPOSIT DIFFERENCES                     -                         -                        -                  -
12. OTHER RECONCILING ITEMS (ATTACH LIST)               -                         -                   (4,291.59)         (3,548.11)
13. ADJUSTED BALANCE PER BOOKS                      1,422.87                      -                 (204,167.04)         19,078.81

14. NUMBER OF LAST CHECK WRITTEN              N/A                       N/A                     #713527             #7426
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

DEBTOR:                                                  MOR-6 SUPPORTING SCHEDULE                                 CASE NO. 98-02107
SUN TELEVISION AND APPLIANCES, INC.                      APRIL BANK RECONCILIATIONS                                     AND 98-02109
SUN TV AND APPLIANCES, INC.                                                                                     JOINTLY ADMINISTERED



A. BANK:                                            NATIONAL CITY        NATIONAL CITY
B. ACCOUNT NUMBER:                                    394078205            394035045
C. PURPOSE (TYPE):                                   PROF. FEES             PAYROLL

1. BALANCE PER BANK STATEMENT                            1,000.00            33,451.76
2. ADD: TOTAL DEPOSITS NOT CREDITED                          -                    -
3. ADD: OUTSTANDING WIRE TRANSFERS                           -                    -
4. SUBTRACT: OUTSTANDING CHECKS                              -              (25,931.94)
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS                      -                    -
6. OTHER RECONCILING ITEMS                                   -                    -
7. ADJUSTED BANK BALANCE                                 1,000.00             7,519.82

8. MONTH END BALANCE PER BOOKS                           1,000.00           (24,739.02)
9. LESS: NSF CHECKS                                          -                    -
10. LESS: BANK/CREDIT CARD FEES                              -                    -
11. ADD/(LESS): DEPOSIT DIFFERENCES                          -                    -
12. OTHER RECONCILING ITEMS (ATTACH LIST)                    -               32,258.84
13. ADJUSTED BALANCE PER BOOKS                           1,000.00             7,519.82

14. NUMBER OF LAST CHECK WRITTEN                    N/A                  #
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

DEBTOR:                                                  MOR-6 SUPPORTING SCHEDULE                                 CASE NO. 98-02107
SUN TELEVISION AND APPLIANCES, INC.                      APRIL BANK RECONCILIATIONS                                     AND 98-02109
SUN TV AND APPLIANCES, INC.                              OTHER RECONCILING ITEMS                                JOINTLY ADMINISTERED

OTHER RECONCILING ITEMS:

   BANKBOSTON
   804-81979
   BBRF PROCEEDS
         Other reconciling items - Bank
                                                            ====================
              Credit card adjustments                                  1,686.10
                                                            ====================


   NATIONAL CITY
   394035037
   CONCENTRATION

         Other reconciling items - Bank
                                                            ====================
              Checks shown as outstanding, should be void                585.87
                                                            ====================

         Other reconciling items - Book
              Check void on G/L, paid by bank                         (4,438.84)
              Check stopped on bank, not void on G/L                     147.25
                                                            --------------------

                                                                      (4,291.59)
                                                            ====================


   NATIONAL CITY
   3941035053
   WORKERS COMP

         Checks not booked                                            (3,548.11)
                                                             -------------------

                                                                      (3,548.11)
                                                             ===================


   NATIONAL CITY
   394035045
   PAYROLL

         Payroll transfer booked, not made until 5/7/99               32,230.53
         Miscellaneous reconciling items                                  28.31
                                                            --------------------

                                                                      32,258.84
                                                            ====================
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